                            FORM OF WARRANT AGREEMENT

         This WARRANT AGREEMENT, dated as of November 5, 1996, is made and entered into by and among MONARCH BANCORP, a California corporation (the "Bancorp"), and _____________ ("_________"), with reference to the following facts:

         WHEREAS, the Bancorp completed a private offering to certain accredited investors (the "1995 Private Offering") pursuant to a certain Private Placement Memorandum (the "1995 Private Placement Memorandum");

         WHEREAS, the Bancorp completed a rights and public offering (the "1995 Public Offering") pursuant to that certain Offering Circular dated July 14, 1996 (the "Public Offering Circular").

         WHEREAS, the Bancorp has retained Belle Plaine Partners, Inc., a Delaware corporation ("BP Partners"), to act as the Bancorp's financial advisor with respect to the Public Offering;

         WHEREAS, the Bancorp has agreed to issue to BP Partners, or its directors, officers or stockholders, warrants to purchase shares of Common Stock equal to 5% of the issued and outstanding shares of Common Stock as of the closing of the Offering, as defined in the Offering Circular, and ___________ is a stockholder, officer, director, or beneficiary of a trust which is a stockholder of BP Partners;

         WHEREAS, if the Bancorp has to increase its authorized shares of Common Stock in order to issue all of the Warrants to BP Partners, or a stockholder, officer, director, or beneficiary of a trust which is a stockholder of BP Partners, the Bancorp shall issue all of the Warrants to BP Partners, or a stockholder, officer, director, or beneficiary of a trust which is a stockholder of BP Partners, upon the later of either the closing of the Offering or the completion of the Bancorp's increase of its authorized shares of Common Stock in order to issue all of the Warrants to BP Partners, or a stockholder, officer, director, or beneficiary of a trust which is a stockholder of BP Partners;

         NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.        CERTAIN DEFINITIONS.

         For the purposes of this Agreement,

                  (a) "CLOSING PRICE" means the average of the closing bid and asked prices of a share of Common Stock as reported by the Bancorp's principal market maker, or if the Bancorp does not have a principal market maker, book value per share of Common Stock as of the last business day of the previous calendar month.

                  (b) "COMMON STOCK EQUIVALENTS" means securities that are convertible into or exercisable for shares of Common Stock.

                  (c) "EXERCISE PERIOD" means the period during which the Warrants may be exercised.

                  (d) "EXERCISE PRICE" has the meaning specified in Section 4.1(b) hereof.

                  (e) "EXPIRATION DATE" has the meaning specified in Section 4.1(a) hereof.

                  (f) "WARRANTS" means this Warrant and all other Warrants issued pursuant to the terms of the Financial Advisor Agreement.

                  (g) "WARRANT CERTIFICATE" has the meaning specified in
Section 2.1 hereof.

                  (h) "WARRANT SHARES" means the Common Stock and "WARRANT SHARE" means one share of Common Stock purchased or purchasable upon exercise of the Warrants.

SECTION 2.        FORM OF WARRANT CERTIFICATE; PURCHASE PRICE.

         2.1 The certificates evidencing the Warrants (the "Warrant Certificates") (and the forms of election to purchase Warrant Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Bancorp may deem appropriate and as are not inconsistent with the provisions of this Agreement or the Financial Advisor Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

         2.2 Each Warrant shall entitle the holder thereof to purchase one (1) Warrant Share upon the exercise thereof at the applicable Exercise Price subject to adjustment as provided in Section 10 hereof during the time period specified in Section 4 hereof and subject to the limitations specified in Section 12a hereof; PROVIDED, HOWEVER, that the Warrants are exercisable only for whole shares; cash will be paid in lieu of fractional shares in accordance with Section 4.3. Each Warrant Certificate shall be executed on behalf of the Bancorp by the manual or facsimile signature of the present or any future President or any authorized officer of the Bancorp, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Bancorp. Warrants shall be dated as of the date of their initial issuance.

SECTION 3.        REGISTRATION AND COUNTERSIGNATURE.

         Prior to due presentment for registration or transfer of the Warrant Certificates, the Bancorp may deem and treat the registered holder thereof as the absolute owner of the Warrant Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Bancorp), for the purpose of any exercise thereof and for all other purposes, and the Bancorp shall not be affected by any notice to the contrary.

SECTION 4.        DURATION AND EXERCISE OF WARRANTS.

         4.1     (a)   The Warrants may be exercised on or after September
30, 1995, at any time or from time to time and will expire at 5:00 P.M., Los Angeles time, on September 30, 2000 (the "Expiration Date"). On the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                 (b) Subject to the provisions of this Agreement, the registered holder of each Warrant shall have the right to purchase from the Bancorp (and the Bancorp shall issue and sell to such registered holder) the number of fully paid and nonassessable Warrant Shares set forth on such holder's Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in this Agreement), at the price of $1.62 per Warrant Share in lawful money of the United States of America (such exercise price per Warrant Share, as adjusted from time to time as provided herein, being referred to herein as the "Exercise Price"), upon
(i) surrender of the Warrant Certificate to the Bancorp at the Bancorp's principal office in Laguna Niguel, California with the exercise form on the reverse thereof duly completed and signed by the registered holder or holders thereof, and (ii) payment by wire transfer or other immediately available funds, in lawful money of the United States of America, of the Exercise Price for the Warrant Shares in respect of which such Warrant is then exercised. Upon surrender of the Warrant Certificate, and payment of the Exercise Price as provided above, the Bancorp shall issue and cause to be delivered to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrants, together with payment in respect of any fraction of a Warrant Share issuable upon such surrender pursuant to Section 4.3 hereof. Upon the exercise of any Warrant, the Bancorp may require the registered holder of any Warrant or the party or parties in whose name or names the certificate or certificates for the Warrant Shares to be so purchased upon exercise of such Warrant will be issued to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Bancorp to permit the Warrant Shares to be issued without the prior written consent of the California Department of Corporations.

                  (c) Each person in whose name any certificate for Warrant Shares is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such certificate shall be dated the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes pursuant to Section 5 hereof) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Bancorp are closed, such person shall be deemed to have become the record holder of such Warrant Shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Bancorp are open.

                  (d) In addition, the holder of any Warrant shall have the right upon the exercise of such Warrant to surrender for cancellation a portion of such Warrant to the Bancorp for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Bancorp with such exercise notice, written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares toward payment of the Exercise Price for shares subject to such Warrant that are being acquired upon such exercise. The term "Appreciated Value" shall mean the excess of the Closing Price at the time of such exercise over the Exercise Price.

         4.2 In the event that less than all of the Warrants represented by a Warrant Certificate are exercised on or prior to the Expiration Date, a new Warrant Certificate, duly executed by the Bancorp, will be issued for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered, and the Bancorp shall deliver the required new Warrant Certificate pursuant to the provisions of this Section 4.

         4.3 No fractional shares of Common Stock or scrip shall be issued to any holder in connection with the exercise of a Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such holder, the Bancorp will pay to such holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Closing Price per share of Common Stock.

         4.4 The number of Warrant Shares to be received upon the exercise of a Warrant and the price to be paid for Warrant Share are subject to adjustment from time to time as hereinafter set forth.

SECTION 5.        PAYMENT OF TAXES

        The Bancorp will pay all documentary stamp taxes attributable to the original issuance of the Warrants and of the Warrant Shares issuable upon the exercise of Warrants; PROVIDED, HOWEVER, that the Bancorp shall not be required to (a) pay any tax which may be payable in respect of any transfer involving the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant or (b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the holder of such Warrant at the time of surrender.

SECTION 6.        MUTILATED OR MISSING WARRANTS.

         In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Bancorp may in its discretion issue and deliver in exchange and substitution for and upon cancellation of, the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Bancorp of such loss, theft or destruction of such Warrant Certificate and an indemnity, if requested, reasonably satisfactory to it, provided that no indemnity will be requested from __________, any partner of _________ or any family member or trust for the benefit of any family member of any partner of _________. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Bancorp may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Bancorp, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

SECTION 7.        RESERVATION OF WARRANT SHARES.

         The Bancorp shall increase its authorized shares of Common Stock so as to allow the issuance of all of the Warrant Shares and upon completion of such increase, the Bancorp shall at all times reserve for issuance and delivery upon exercise of the Warrants, such number of Warrant Shares or other shares of capital stock of the Bancorp from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and free and clear of all liens, security interests, charges and other encumbrances and free and clear of all preemptive rights. After 5:00 P.M., Los Angeles time, on the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of such Warrants.

SECTION 8.        RESTRICTIONS ON TRANSFER.

         Neither the Warrants nor the Warrant Shares may be disposed of, transferred or encumbered (any such action, a "Transfer") other than by will or pursuant to the laws of descent and distribution, except to a partner of BP Partners when BP Partners is a partnership or to a stockholder, officer or director of BP Partners or beneficiary of a trust which is a stockholder of BP Partners when BP Partners is a corporation; however, after one year from the date of issuance of the Warrants a Transfer may occur providing the Warrants are exercised immediately upon such Transfer. If not exercised immediately upon a Transfer, the Warrants shall lapse. In addition, either the exercise of the Warrants, or the resale, transfer and assignment of the Warrant Shares is prohibited for a period of at least one year from the date of issuance of the Warrants.

SECTION 9.        RIGHTS OF WARRANT CERTIFICATE HOLDER.

         The holder of any Warrant Certificate or Warrant shall not, by virtue thereof, be entitled to any rights of a stockholder of the Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in this Agreement.

SECTION 10.       ANTIDILUTION PROVISIONS.

         The Exercise Price and the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

                  (a) STOCK DIVIDENDS AND STOCK SPLITS. If at any time after the date of issuance of the Warrants and before 5:00 P.M., Los Angeles time, on the Expiration Date, (i) the Bancorp shall fix a record date for the issuance of any dividend payable in shares of its capital stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of any Warrant will be appropriately increased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment made pursuant to this Section 10(a) shall, in the case of a subdivision or split-up, be the effective date thereof and shall, in the case of a stock dividend, be the record date thereof.

                  (b) COMBINATION OF STOCK. If the number of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants and before 5:00 P.M., Los Angeles time, on the Expiration Date shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of any Warrant will be appropriately decreased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted.

                  (c) REORGANIZATION. If any capital reorganization of the Bancorp, or any reclassification of the Common Stock, or any consolidation of the Bancorp with or merger of the Bancorp with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of the Bancorp to any other person (including any individual, partnership, joint venture, corporation, trust or group thereof) shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrant Certificate, each holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrant holder would have been entitled to receive upon exercise of the Warrants pursuant to
Section 2 hereof had the Warrants been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

                  (d) SPECIAL DIVIDENDS. If (other than in a dissolution or liquidation) securities of the Bancorp (other than shares of Common Stock or securities issued pursuant to any Rights Offering, as defined in the Offering Circular, or any similar plan of the Bancorp), or assets (other than cash) are issued by the way of a dividend on outstanding shares of Common Stock, then the Exercise Price shall be adjusted so that immediately after the date fixed by the Bancorp as the record date in respect of such issuance, it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the share holders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value of the portion of the securities or assets distributed applicable to one share of Common Stock determined by the Board of Directors of the Bancorp, whose determination shall be conclusive, and the denominator of which shall be such Closing Price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

                  (e) NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of paragraphs (a), (b),
(c) or (d) above need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

                  (f) READJUSTMENT, ETC. If an adjustment is made under paragraph (a), (b), (c) or (d) above, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price or Warrant Shares that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately prior to the record date for such event.

                  (g) NO ADJUSTMENTS FOR REGULAR CASH DIVIDENDS. There shall be no adjustment in the Exercise Price as result of any cash dividends paid out of earnings for the year in which such dividends are paid in respect of the Common Stock during the Exercise Period.

SECTION 11.         OFFICER'S CERTIFICATE.

         Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants is adjusted as required by the provisions of this Agreement, the Bancorp will forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officer's certificate showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price (if any), determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder. The Bancorp shall, forthwith after each such adjustment, cause a copy of such certificate to be mailed to the holder.

SECTION 12.   LIMITATIONS ON EXERCISABILITY OF WARRANTS.

    12.1 Notwithstanding anything to the contrary contained herein, the Bancorp may decline to issue any shares of Common Stock upon a requested exercise of any Warrant if, in the Bancorp's reasonable determination based on an opinion of the Bancorp's counsel, the holder desiring to exercise such Warrant is required to obtain prior clearance, approval or nondisapproval from any state or federal regulatory authority to acquire such shares and has not, prior to the date of requested exercise, provided evidence of such clearance, approval or nondisapproval to the Bancorp. In the event the Bancorp declines to issue any shares of Common Stock upon a requested exercise of any Warrant pursuant to the provisions of this Section 12.1, the Bancorp shall use its best efforts to obtain any clearance or approval which is required for the Bancorp to so issue such shares. In the event the Bancorp has not obtained such clearance or approval within 60 days after the exercise of any Warrant has been requested, the Bancorp shall, if so requested by the holder of such Warrant, pay to such holder the Appreciated Value with respect to the shares which such holder was not able to purchase upon such exercise.

SECTION 13.   AVAILABILITY OF INFORMATION.

    The Bancorp will comply with all applicable periodic public information reporting requirements of the Securities Exchange Act of 1934 and the California Corporations Code to which it may from time to time be subject.

SECTION 14.   SUCCESSORS.

    All covenants and provisions of this Agreement by or for the benefit of the Bancorp or the holders of the Warrants shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

SECTION 15.   TERMINATION.

    This Agreement shall terminate at 5:00 P.M., Los Angeles time, on the Expiration Date or upon such earlier date on which all Warrants have been exercised.

SECTION 16.   COUNTERPARTS.

    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

SECTION 17.   HEADINGS.

    The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 18.   AMENDMENTS.

    This Agreement may be amended by the written consent of the Bancorp and the affirmative vote or the written consent of the holders of not less than a majority in interest of the then outstanding Warrants; PROVIDED, HOWEVER, that, except as expressly provided herein, this Agreement may not be amended to change (a) the Exercise Price, (b) the Exercise Period, (c) the number or type of securities to be issued upon the exercise of the Warrants, or (d) the provisions of this Section 19, without the consent of each holder of the Warrants so affected.

SECTION 19.   NOTICES.

    Any notice pursuant to this Agreement to be given by the registered holder of any Warrant to the Bancorp shall be sufficiently given if sent by first-class mail, postage prepaid, addressed as follows:

                           Monarch Bancorp
                           30000 Town Center Drive
                           Laguna Niguel, California 92677
                           Attention:  Chief Executive Officer

SECTION 20.   BENEFITS OF THIS AGREEMENT.

    Nothing in this Agreement shall be construed to give any person or corporation, other than the Bancorp and the registered holders of the Warrant Certificates, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Bancorp and the registered holders of the Warrants.

SECTION 21.   GOVERNING LAW.

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date written above.

MONARCH BANCORP


By:_________________________________
Name:    Hugh S. Smith, Jr.
Title:   Chairman of the Board and Chief
         Executive Officer


____________________________________
[Warrantholder]

                     VOID AFTER 5:00 P.M., LOS ANGELES TIME,
                              ON SEPTEMBER 30, 2000

NO. __                                                           ______ WARRANTS

                                 MONARCH BANCORP

                   WARRANTS TO PURCHASE SHARES OF COMMON STOCK

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, ________________ ("the Warrantholder") or his registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above. Each Warrant entities the holder thereof to purchase from Monarch Bancorp, a California corporation (the "Bancorp"), subject to the terms and conditions set forth hereinafter and in the Warrant Agreement hereinafter referred to, one fully paid share of Common Stock, no par value, of the Bancorp (the "Common Stock"). The Warrants may be exercised on or after September 30, 1995 at any time or from time to time and will expire at 5:00 P.M., Los Angeles time, on September 30, 2000 (the "Expiration Date"). Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void. Subject to the provisions of the Warrant Agreement, the holder of each Warrant shall have the right to purchase from the Bancorp until the Expiration Date (and the Bancorp shall issue and sell to such holder of a Warrant) one fully paid share of Common Stock (a "Warrant Share") at an exercise price (the "Exercise Price") of $1.62 per share upon surrender of this Warrant Certificate to the Bancorp at the Bancorp's offices in Laguna Niguel with the form of election to purchase appearing on this Warrant Certificate duly completed and signed, together with payment of the Exercise Price by wire transfer or other immediately available funds.

         The Exercise Price and the number of Warrant Shares for which the Warrants are exercisable are subject to change or adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         REFERENCE IS MADE TO THE PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH BELOW, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.

         This Warrant shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Bancorp has caused this Warrant Certificate to be executed by its duly authorized officers.

DATED:  November 5, 1996                     MONARCH BANCORP


                                             By:________________________________
                                                Name:  Hugh S. Smith, Jr.
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

ATTEST:


________________________________
Arnold Hahn, Corporate Secretary


                                     1 of 4

         This Warrant Certificate is subject to all of the terms and conditions of the Warrant Agreement, dated as of November 5, 1996 (the "Warrant Agreement"), between the Bancorp and ___________, to all of which terms and conditions the registered holder of the Warrant consents by acceptance hereof. The Warrant Agreement is incorporated herein by reference and made a part hereof and reference is made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Bancorp and the registered holders of Warrant Certificates. Copies of the Warrant Agreement are available for inspection at the offices of the Bancorp or may be obtained upon written request addressed to the Bancorp at its offices in Laguna Niguel, California.

         The Bancorp shall not be required upon the exercise of the Warrants evidenced by this Warrant Certificate to issue fractional shares, but shall make adjustment therefor in cash on the basis of the current market value of any fractional interest as provided in the Warrant Agreement.

         If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Certificates evidencing the number of Warrants not so exercised.

         The holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in the Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in the Warrant Agreement.

         If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Bancorp's Common Stock are closed for any purpose, the Bancorp shall not be required to make delivery of certificates for shares purchasable upon such transfer until the date of the reopening of said transfer books.

         Every holder of this Warrant Certificate, by accepting the same, consents and agrees with the Bancorp and with every other holder of a Warrant Certificate that:

                    (a) this Warrant Certificate is transferable on the registry books of the Bancorp only upon the terms and conditions set forth in the Warrant Agreement; and

                    (b) the Bancorp may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone other than the Bancorp) for all purposes whatever and the Bancorp shall not be affected by any notice to the contrary.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -         as tenants in common
         TEN ENT -         as tenants by the entireties
         JT TEN -          as joint tenants with right of survivorship and not
                           as tenants in common

         UNIF GIFT MIN ACT -

___________ Custodian __________ under Uniform Gifts to Minors Act______________
  (Cust)                (Minor)                                      (State)


     Additional abbreviations may also be used though not in the above list.


                                  2 of 4

     Deliver to: Monarch Bancorp
                           30000 Town Center Drive
                           Laguna Niguel, California 92677


                                     3 of 4

                              ELECTION TO PURCHASE

                         Dated: _________________, 19___

         The undersigned hereby irrevocably exercises this Warrant to purchase ______ shares of Common Stock and herewith makes payment of $________________ in payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Bancorp and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.

         Name:__________________________________________________________________
                                       (Please Print)
         Address:_______________________________________________________________

         City, State and Zip Code:______________________________________________

         If such number of Warrant Shares is less than the aggregate number if Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Warrant Shares to be registered in the name and at the address specified below and delivered thereto.

         Name:__________________________________________________________________
                                       (Please Print)
         Address:_______________________________________________________________

         City, State and Zip Code:______________________________________________

         Taxpayer Identification or Social Security Number:_____________________

                    Signature:__________________________________________________

NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


                                     4 of 4

                            FORM OF WARRANT AGREEMENT

         This WARRANT AGREEMENT, dated as of November 5, 1996, is made and entered into by and among MONARCH BANCORP, a California corporation (the "Bancorp"), and ___________________ (the "Warrantholder"), with reference to the following facts:

         WHEREAS, the Bancorp completed a private offering to certain accredited investors (the "1996 Private Offering") pursuant to a certain Private Placement Memorandum (the "1996 Private Placement Memorandum");

         WHEREAS, the Bancorp completed a rights and public offering (the "1995 Public Offering") pursuant to that certain Offering Circular dated July 14, 1996 (the "Public Offering Circular").

         WHEREAS, the Bancorp has agreed to issue to Belle Plaine Financial, LLC ("BP Financial"), or its stockholders, warrants to purchase shares of Common Stock, equal to 3% of the shares sold in the 1996 Private Offering;

         WHEREAS, if the Bancorp has to increase its authorized shares of Common Stock in order to issue all of the Warrants to BP Financial or its stockholders, the Bancorp shall issue all of the Warrants to BP Financial or its stockholders upon the later of either the closing of the Offering or the completion of the Bancorp's increase of its authorized shares of Common Stock in order to issue all of the Warrants to BP Financial or its stockholders;

         NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.        CERTAIN DEFINITIONS.

         For the purposes of this Agreement,

                  (a) "CLOSING PRICE" means the average of the closing bid and asked prices of a share of Common Stock as reported by the Bancorp's principal market maker, or if the Bancorp does not have a principal market maker, book value per share of Common Stock as of the last business day of the previous calendar month.

                  (b) "COMMON STOCK EQUIVALENTS" means securities that are convertible into or exercisable for shares of Common Stock.

                  (c) "EXERCISE PERIOD" means the period during which the Warrants may be exercised.

                  (d) "EXERCISE PRICE" has the meaning specified in Section 4.1(b) hereof.

                  (e) "EXPIRATION DATE" has the meaning specified in Section 4.1(a) hereof.

                  (f) "WARRANTS" means this Warrant and all other Warrants issued pursuant to the terms of the Financial Advisor Agreement.

                  (g) "WARRANT CERTIFICATE" has the meaning specified in
Section 2.1 hereof.

                  (h) "WARRANT SHARES" means the Common Stock and "WARRANT SHARE" means one share of Common Stock purchased or purchasable upon exercise of the Warrants.

SECTION 2.        FORM OF WARRANT CERTIFICATE; PURCHASE PRICE.

       2.1 The certificates evidencing the Warrants (the "Warrant Certificates") (and the forms of election to purchase Warrant Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Bancorp may deem appropriate and as are not inconsistent with the provisions of this Agreement or the Financial Advisor Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

       2.2   Each Warrant shall entitle the holder thereof to purchase one
(1) Warrant Share upon the exercise thereof at the applicable Exercise Price subject to adjustment as provided in Section 10 hereof during the time period specified in Section 4 hereof and subject to the limitations specified in
Section 12a hereof; PROVIDED, HOWEVER, that the Warrants are exercisable only for whole shares; cash will be paid in lieu of fractional shares in accordance with Section 4.3. Each Warrant Certificate shall be executed on behalf of the Bancorp by the manual or facsimile signature of the present or any future President or any authorized officer of the Bancorp, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Bancorp. Warrants shall be dated as of the date of their initial issuance.

SECTION 3.        REGISTRATION AND COUNTERSIGNATURE.

         Prior to due presentment for registration or transfer of the Warrant Certificates, the Bancorp may deem and treat the registered holder thereof as the absolute owner of the Warrant Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Bancorp), for the purpose of any exercise thereof and for all other purposes, and the Bancorp shall not be affected by any notice to the contrary.

SECTION 4.        DURATION AND EXERCISE OF WARRANTS.

         4.1 (a) The Warrants may be exercised on or after September 30, 1996, at any time or from time to time and will expire at 5:00 P.M., Los Angeles time, on September 30, 2001 (the "Expiration Date"). On the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                  (b) Subject to the provisions of this Agreement, the registered holder of each Warrant shall have the right to purchase from the Bancorp (and the Bancorp shall issue and sell to such registered holder) the number of fully paid and nonassessable Warrant Shares set forth on such holder's Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in this Agreement), at the price of $1.98 per Warrant Share in lawful money of the United States of America (such exercise price per Warrant Share, as adjusted from time to time as provided herein, being referred to herein as the "Exercise Price"), upon (i) surrender of the Warrant Certificate to the Bancorp at the Bancorp's principal office in Laguna Niguel, California with the exercise form on the reverse thereof duly completed and signed by the registered holder or holders thereof, and (ii) payment by wire transfer or other immediately available funds, in lawful money of the United States of America, of the Exercise Price for the Warrant Shares in respect of which such Warrant is then exercised. Upon surrender of the Warrant Certificate, and payment of the Exercise Price as provided above, the Bancorp shall issue and cause to be delivered to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrants, together with payment in respect of any fraction of a Warrant Share issuable upon such surrender pursuant to Section 4.3 hereof. Upon the exercise of any Warrant, the Bancorp may require the registered holder of any Warrant or the party or parties in whose name or names the certificate or certificates for the Warrant Shares to be so purchased upon exercise of such Warrant will be issued to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Bancorp to permit the Warrant Shares to be issued without the prior written consent of the California Department of Corporations.

                  (c) Each person in whose name any certificate for Warrant Shares is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such certificate shall be dated the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes pursuant to Section 5 hereof) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Bancorp are closed, such person shall be deemed to have become the record holder of such Warrant Shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Bancorp are open.

                  (d) In addition, the holder of any Warrant shall have the right upon the exercise of such Warrant to surrender for cancellation a portion of such Warrant to the Bancorp for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Bancorp with such exercise notice, written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares toward payment of the Exercise Price for shares subject to such Warrant that are being acquired upon such exercise. The term "Appreciated Value" shall mean the excess of the Closing Price at the time of such exercise over the Exercise Price.

       4.2 In the event that less than all of the Warrants represented by a Warrant Certificate are exercised on or prior to the Expiration Date, a new Warrant Certificate, duly executed by the Bancorp, will be issued for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered, and the Bancorp shall deliver the required new Warrant Certificate pursuant to the provisions of this Section 4.

       4.3 No fractional shares of Common Stock or scrip shall be issued to any holder in connection with the exercise of a Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such holder, the Bancorp will pay to such holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Closing Price per share of Common Stock.

       4.4 The number of Warrant Shares to be received upon the exercise of a Warrant and the price to be paid for Warrant Share are subject to adjustment from time to time as hereinafter set forth.

SECTION 5.        PAYMENT OF TAXES

         The Bancorp will pay all documentary stamp taxes attributable to the original issuance of the Warrants and of the Warrant Shares issuable upon the exercise of Warrants; PROVIDED, HOWEVER, that the Bancorp shall not be required to (a) pay any tax which may be payable in respect of any transfer involving the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant or
(b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the holder of such Warrant at the time of surrender.

SECTION 6.        MUTILATED OR MISSING WARRANTS.

         In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Bancorp may in its discretion issue and deliver in exchange and substitution for and upon cancellation of, the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Bancorp of such loss, theft or destruction of such Warrant Certificate and an indemnity, if requested, reasonably satisfactory to it, provided that no indemnity will be requested from ________, any stockholder of ________ or any family member or trust for the benefit of any family member of any partner of _______.
Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Bancorp may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Bancorp, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

SECTION 7.        RESERVATION OF WARRANT SHARES.

         The Bancorp shall increase its authorized shares of Common Stock so as to allow the issuance of all of the Warrant Shares and upon completion of such increase, the Bancorp shall at all times reserve for issuance and delivery upon exercise of the Warrants, such number of Warrant Shares or other shares of capital stock of the Bancorp from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and free and clear of all liens, security interests, charges and other encumbrances and free and clear of all preemptive rights. After 5:00 P.M., Los Angeles time, on the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of such Warrants.

SECTION 8.        RESTRICTIONS ON TRANSFER.

         Neither the Warrants nor the Warrant Shares may be disposed of, transferred or encumbered (any such action, a "Transfer") other than by will or pursuant to the laws of descent and distribution, except to a partner of BP Financial when BP Financial is a partnership or to a stockholder, officer or director of BP Financial or beneficiary of a trust which is a stockholder of BP Financial when BP Financial is a corporation; however, after one year from the date of issuance of the Warrants a Transfer may occur providing the Warrants are exercised immediately upon such Transfer. If not exercised immediately upon a Transfer, the warrants shall lapse. In addition, either the exercise of the Warrants, or the resale, transfer and assignment of the Warrant Shares is prohibited for a period of at least one year from the date of issuance of the Warrants.

SECTION 9.        RIGHTS OF WARRANT CERTIFICATE HOLDER.

         The holder of any Warrant Certificate or Warrant shall not, by virtue thereof, be entitled to any rights of a stockholder of the Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in this Agreement.

SECTION 10.         ANTIDILUTION PROVISIONS.

         The Exercise Price and the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

                  (a) STOCK DIVIDENDS AND STOCK SPLITS, If at any time after the date of issuance of the Warrants and before 5:00 P.M., Los Angeles time, on the Expiration Date, (i) the Bancorp shall fix a record date for the issuance of any dividend payable in shares of its capital stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of any Warrant will be appropriately increased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment made pursuant to this Section 10(a) shall, in the case of a subdivision or split-up, be the effective date thereof and shall, in the case of a stock dividend, be the record date thereof.

                  (b) COMBINATION OF STOCK. If the number of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants and before 5:00 P.M., Los Angeles time, on the Expiration Date shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of any Warrant will be appropriately decreased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted.

                  (c) REORGANIZATION. If any capital reorganization of the Bancorp, or any reclassification of the Common Stock, or any consolidation of the Bancorp with or merger of the Bancorp with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of the Bancorp to any other person (including any individual, partnership, joint venture, corporation, trust or group thereof) shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrant Certificate, each holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrant holder would have been entitled to receive upon exercise of the Warrants pursuant to Section 2 hereof had the Warrants been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

                  (d) SPECIAL DIVIDENDS. If (other than in a dissolution or liquidation) securities of the Bancorp (other than shares of Common Stock or securities issued pursuant to any Rights Offering, as defined in the Offering Circular, or any similar plan of the Bancorp), or assets (other than cash) are issued by the way of a dividend on outstanding shares of Common Stock, then the Exercise Price shall be adjusted so that immediately after the date fixed by the Bancorp as the record date in respect of such issuance, it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the share holders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value of the portion of the securities or assets distributed applicable to one share of Common Stock determined by the Board of Directors of the Bancorp, whose determination shall be conclusive, and the denominator of which shall be such Closing Price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

                  (e) NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of paragraphs (a), (b), (c) or
(d) above need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

                  (f) READJUSTMENT, ETC. If an adjustment is made under paragraph (a), (b), (c) or (d) above, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price or Warrant Shares that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately prior to the record date for such event.

                  (g) NO ADJUSTMENTS FOR REGULAR CASH DIVIDENDS. There shall be no adjustment in the Exercise Price as result of any cash dividends paid out of earnings for the year in which such dividends are paid in respect of the Common Stock during the Exercise Period.

SECTION 11.         OFFICER'S CERTIFICATE.

         Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants is adjusted as required by the provisions of this Agreement, the Bancorp will forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officer's certificate showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price (if any), determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder. The Bancorp shall, forthwith after each such adjustment, cause a copy of such certificate to be mailed to the holder.

SECTION 12.         LIMITATIONS ON EXERCISABILITY OF WARRANTS.

        12.1 Notwithstanding anything to the contrary contained herein, the Bancorp may decline to issue any shares of Common Stock upon a requested exercise of any Warrant if, in the Bancorp's reasonable determination based on an opinion of the Bancorp's counsel, the holder desiring to exercise such Warrant is required to obtain prior clearance, approval or nondisapproval from any state or federal regulatory authority to acquire such shares and has not, prior to the date of requested exercise, provided evidence of such clearance, approval or nondisapproval to the Bancorp. In the event the Bancorp declines to issue any shares of Common Stock upon a requested exercise of any Warrant pursuant to the provisions of this Section 12.1, the Bancorp shall use its best efforts to obtain any clearance or approval which is required for the Bancorp to so issue such shares. In the event the Bancorp has not obtained such clearance or approval within 60 days after the exercise of any Warrant has been requested, the Bancorp shall, if so requested by the holder of such Warrant, pay to such holder the Appreciated Value with respect to the shares which such holder was not able to purchase upon such exercise.

SECTION 13.         AVAILABILITY OF INFORMATION.

         The Bancorp will comply with all applicable periodic public information reporting requirements of the Securities Exchange Act of 1934 and the California Corporations Code to which it may from time to time be subject.

SECTION 14.         SUCCESSORS.

         All covenants and provisions of this Agreement by or for the benefit of the Bancorp or the holders of the Warrants shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

SECTION 15.         TERMINATION.

         This Agreement shall terminate at 5:00 P.M., Los Angeles time, on the Expiration Date or upon such earlier date on which all Warrants have been exercised.

SECTION 16.         COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

SECTION 17.         HEADINGS.

         The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 18.         AMENDMENTS.

         This Agreement may be amended by the written consent of the Bancorp and the affirmative vote or the written consent of the holders of not less than a majority in interest of the then outstanding Warrants; PROVIDED, HOWEVER, that, except as expressly provided herein, this Agreement may not be amended to change
(a) the Exercise Price, (b) the Exercise Period, (c) the number or type of securities to be issued upon the exercise of the Warrants, or (d) the provisions of this Section 19, without the consent of each holder of the Warrants so affected.

SECTION 19.         NOTICES.

         Any notice pursuant to this Agreement to be given by the registered holder of any Warrant to the Bancorp shall be sufficiently given if sent by first-class mail, postage prepaid, addressed as follows:

                    Monarch Bancorp
                    30000 Town Center Drive
                    Laguna Niguel, California 92677
                    Attention:  Chief Executive Officer

SECTION 20.         BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give any person or corporation, other than the Bancorp and the registered holders of the Warrant Certificates, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Bancorp and the registered holders of the Warrants.

SECTION 21.         GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date written above.

MONARCH BANCORP


By:___________________________________
Name:    Hugh S. Smith, Jr.
Title:   Chairman of the Board and
         Chief Executive Officer


--------------------------------------
[Warrantholder]

                     VOID AFTER 5:00 P.M., LOS ANGELES TIME,
                              ON SEPTEMBER 30, 2001

NO. __                                                           ______ WARRANTS

                                 MONARCH BANCORP

                   WARRANTS TO PURCHASE SHARES OF COMMON STOCK

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, _________ (the "Warrantholder") or its registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above, Each Warrant entities the holder thereof to purchase from Monarch Bancorp, a California corporation (the "Bancorp"), subject to the terms and conditions set forth hereinafter and in the Warrant Agreement hereinafter referred to, one fully paid share of Common Stock, no par value, of the Bancorp (the "Common Stock"). The Warrants may be exercised on or after September 30, 1996 at any time or from time to time and will expire at 5:00 P.M., Los Angeles time, an September 30, 2001 (the "Expiration Date"). Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void. Subject to the provisions of the Warrant Agreement, the holder of each Warrant shall have the right to purchase from the Bancorp until the Expiration Date (and the Bancorp shall issue and sell to such holder of a Warrant) one fully paid share of Common Stock (a "Warrant Share") at an exercise price (the "Exercise Price") of $1.98 per share upon surrender of this Warrant Certificate to the Bancorp at the Bancorp's offices in Laguna Niguel with the form of election to purchase appearing on this Warrant Certificate duly completed and signed, together with payment of the Exercise Price by wire transfer or other immediately available funds.

         The Exercise Price and the number of Warrant Shares for which the Warrants are exercisable are subject to change or adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         REFERENCE IS MADE TO THE PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH BELOW, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.

         This Warrant shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Bancorp has caused this Warrant Certificate to be executed by its duly authorized officers.

DATED:  November 5, 1996                     MONARCH BANCORP


                                             By:
                                                --------------------------------
                                                Name:  Hugh S. Smith, Jr.
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

ATTEST:


-------------------------------
Arnold Hahn, Corporate Secretary


                                     1 of 4

         This Warrant Certificate is subject to all of the terms and conditions of the Warrant Agreement dated as of November 5, 1996 (the "Warrant Agreement"), between the Bancorp and _____________, to all of which terms and conditions the registered holder of the Warrant consents by acceptance hereof. The Warrant Agreement is incorporated herein by reference and made a part hereof and reference is made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Bancorp and the registered holders of Warrant Certificates. Copies of the Warrant Agreement are available for inspection at the offices of the Bancorp or may be obtained upon written request addressed to the Bancorp at its offices in Laguna Niguel, California.

         The Bancorp shall not be required upon the exercise of the Warrants evidenced by this Warrant Certificate to issue fractional shares, but shall make adjustment therefor in cash on the basis of the current market value of any fractional interest as provided in the Warrant Agreement.

         If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Certificates evidencing the number of Warrants not so exercised.

         The holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in the Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in the Warrant Agreement.

         If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Bancorp's Common Stock are closed for any purpose, the Bancorp shall not be required to make delivery of certificates for shares purchasable upon such transfer until the date of the reopening of said transfer books.

         Every holder of this Warrant Certificate, by accepting the same, consents and agrees with the Bancorp and with every other holder of a Warrant Certificate that:

                  (a) this Warrant Certificate is transferable on the registry books of the Bancorp only upon the terms and conditions set forth in the Warrant Agreement; and

                  (b) the Bancorp may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone other than the Bancorp) for all purposes whatever and the Bancorp shall not be affected by any notice to the contrary.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -         as tenants in common
         TEN ENT -         as tenants by the entireties
         JT TEN -          as joint tenants with right of survivorship and not
                           as tenants in common

         UNIF GIFT MIN ACT -

__________ Custodian _________ under Uniform Gifts to Minors Act________________
  (Cust)              (Minor)                                        (State)

     Additional abbreviations may also be used though not in the above list.

     Deliver to:       Monarch Bancorp

                                     2 of 4

                        30000 Town Center Drive
                        Laguna Niguel, California 92677




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                              ELECTION TO PURCHASE

                         DATED: _________________, 19___

         The undersigned hereby irrevocably exercises this warrant to purchase _____ shares of Common Stock and herewith makes payment of $_____________ in payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Bancorp and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.

         Name:__________________________________________________________________
                                 (Please Print)
         Address:_______________________________________________________________

         City, State and Zip Code:______________________________________________

         If such number of Warrant Shares is less than the aggregate number if Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Warrant Shares to be registered in the name and at the address specified below and delivered thereto.

         Name:__________________________________________________________________
                                 (Please Print)
         Address:_______________________________________________________________

         City, State and Zip Code:______________________________________________

         Taxpayer Identification or Social Security Number:_____________________

                  Signature:____________________________________________________

NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.



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